UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 13, 2005

                     TACTICAL AIR DEFENSE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                Nevada                333-79405           88-0455809
  ----------------------------     ----------------   ------------------
  (State or other jurisdiction     (Commission File    (IRS Employer
        of incorporation)              Number)        Identification No.)

        1550 Ostler Court N. Vancouver,  B.C., Canada      V7G 2P1
        ---------------------------------------------    -----------
         (Address of principal executive offices)         (Zip Code)

                                 (604) 924-8000
              --------------------------------------------------
              Registrant's telephone number, including area code

                            Natalma Industries, Inc.
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

On August 25, 2005, the Board of Directors of the Company authorized:
(i) a change of the Company's name to "Tactical Air Defense Services, Inc."; (ii) a one-for-three reverse split (the "Reverse Stock Split") of the Company's outstanding shares of common stock to be effective for holders of record at the close of business on September 13, 2005; and
(iii) an increase in the number of authorized shares of the Company's common stock from 75,000,000 to 100,000,000.

On September 2, 2005, after obtaining majority shareholder approval in accordance with the laws of Nevada and our bylaws, the Company filed a certificate of amendment to the Company's Articles of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Nevada to effectuate the change of the Company's name from "Natalma Industries, Inc." to "Tactical Air Defense Services, Inc." The name change was recorded by the Secretary of State of the State of Nevada on September 2, 2005, and took effect with the NASD Inc.'s Over-the-Counter Bulletin Board at the opening for trading on September 14, 2005 under our new stock symbol "TADF".

Additionally, on September 2, 2005, to effectuate the Reverse Stock Split and the increase in the number of authorized shares of common stock, the Company filed the Certificate of Amendment with the Secretary of State of the State of Nevada. Pursuant to and upon the effectiveness of the Certificate of Amendment, on September 13, 2005, each three shares of common stock, par value $0.001 per share, of the Company's issued and outstanding common stock at the time of such effectiveness were reclassified and combined into one share of common stock, par value $0.001 per share, of the Company.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

Exhibit Number   Description of Exhibit
-------------    ----------------------
    3.1          Certificate of Amendment to the Articles of
                 Incorporation of Natalma Industries, Inc.


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                          SIGNATURES
                          ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TACTICAL AIR DEFENSE SERVICES, INC.

Date: September 23, 2005          /s/ Derick Sinclair
                                  By: Derick Sinclair, CEO and President



                        EXHIBIT INDEX
                        -------------

Exhibit Number   Description of Exhibit
-------------    ----------------------
    3.1          Certificate of Amendment to the Articles of
                 Incorporation of Natalma Industries, Inc.























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